RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

NOTE 8 - RELATED PARTY TRANSACTIONS

On December 14, 2011, the Company issued 500,000 shares of restricted common stock to its newly-appointed Chief Executive Officer. These shares vested immediately upon such appointment.

On December 14, 2011, John Thomas, the controlling shareholder of the Company and the Company’s former Chief Executive Officer, sold 200 shares of Series A Preferred Stock of the Company (the “Preferred Stock”) to Sean Wagner, the sole shareholder of AFI and the recipient of 7,400,000 shares of common stock in connection with the acquisition of AFI. The consideration for the Preferred Shares consisted of a secured promissory note (“Note”) issued by Mr. Wagner to Mr. Thomas, and required Mr. Wagner to grant Mr. Thomas a security interest in the Preferred Stock as well as the voting rights attached thereto until the Note is paid in full. Although the Preferred Stock carries no dividend, distribution, or liquidation rights, and is not convertible into common stock, each share of Preferred Stock carries 10,000,000 votes per share and is entitled to vote with the Company’s common stockholders on all matters upon which common stockholders may vote. As a result of the purchase and sale of the Preferred Stock, Mr. Wagner holds a controlling beneficial interest in the Company and, once the Note is paid in full, may unilaterally determine the election of the Board and other substantive matters requiring approval of the Company’s stockholders.

From time to time, an officer of the Company and an entity he owns paid for expenses of the Company for which he has not been reimbursed. These unreimbursed expenses are disclosed as due to related parties. The balance due at December 31, 2011 and 2010 was $29,254 and $252,508, respectively. Accrued interest on these amounts was $42,435 and $102,229 for the years ended December 31, 2011 and 2010, respectively.